                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                             Broadview Media, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                              BROADVIEW MEDIA, INC.

                              ---------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 AUGUST 29, 2001

                                 ---------------

TO THE SHAREHOLDERS OF BROADVIEW MEDIA, INC.:

The 2001 Annual Meeting of Shareholders of Broadview Media, Inc. will be held at the offices of the Company, 4455 WEST 77TH STREET, Minneapolis, Minnesota, on Wednesday, August 29, 2001, at 1:00 P.M., Minnesota time, for the following purposes:

         1. To set the number of members of the Board of Directors at four (4).

         2.       To elect directors of the Company for the ensuing year.

         3. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record shown on the books of the Company at the close of business on July 23, 2001 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

         This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                                   DEAN BACHELOR
                                                   Chairman of the Board


Dated:   July 30, 2001
Minneapolis, Minnesota

                              BROADVIEW MEDIA, INC.

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 29, 2001

                           --------------------------


                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of Broadview Media, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on August 29, 2001, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

         The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

         Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the Company's principal executive office is 4455 West 77th Street, Minneapolis, Minnesota 55435. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about July 30, 2001.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed July 23, 2001 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on July 23, 2001, 1,402,426 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. Such $.01 par value Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock constitutes a quorum for the transaction of business.


                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of July 23, 2001.



         NAME AND ADDRESS                                 AMOUNT AND NATURE OF          PERCENT OF
         OF BENEFICIAL OWNER                          SHARES BENEFICIALLY OWNED(1)         CLASS
         -------------------                          ----------------------------         -----

         John C. Lorentzen and Penney L. Fillmer               197,800                    14.1%
         1205 South Main Street
         Wheaton, IL

         Kathy L. Bachelor                                     113,554(2)                  8.1%
         14069 Greenway Ave
         Prior Lake, MN 55372

         McDonald & Co. Securities                             104,630                     7.5%
         800 Superior Avenue
         Cleveland, OH

         James H. Binger                                        92,554                     6.6%
         Revocable Trust
         80 South Eighth Street
         Minneapolis, MN



--------------------------------------------------------------------------------

(1) Unless otherwise indicated, the person listed above as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with the Company or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to the company by the shareholder.

(2) Includes 6,000 shares which may be purchased upon exercise of currently exercisable options held by Dean Bachelor, the Company's CEO.

                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of July 23, 2001 by each executive officer of the Company named in the Summary Compensation Table, by each of the Company's current directors and by all of such directors and executive officers (including the named individuals) as a group.


NAME OF DIRECTOR OR                                           NUMBER OF SHARES
OFFICER OR IDENTITY OF GROUP                                  BENEFICIALLY OWNED(1)              PERCENT OF CLASS(2)
----------------------------                                  ---------------------              -------------------


Dean Bachelor                                                   113,554(3)                              8.1%
Ronald V. Kelly                                                  38,500(4)                              2.7%
Steven Lose                                                       8,250(5)                              *
John C. McGrath                                                   8,000(5)                              *
Nancy L. Reid                                                    25,333(6)                              1.8%
Gerald W. Simonson                                               57,160(7)                              4.0%
Michael D. Smith                                                 15,833(8)                              *
Phillip A. Staden                                                45,466                                 3.2%
Current Directors and Executive Officers
 as a Group (7 persons)                                         266,630(9)                             17.7%

---------------------
 *Less than 1 %

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.
(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of July 23, 2001, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.
(3) Includes 107,554 shares held by Mr. Bachelor's spouse and 6,000 which may be purchased upon exercise of currently exercisable options.
(4) Includes 23,000 shares which may be purchased upon exercise of currently exercisable options and warrants.
(5) Includes 8,000 shares which may be purchased upon exercise of currently exercisable options.
(6) Includes 20,833 shares which may be purchased upon exercise of currently exercisable options.
(7) Includes 21,000 shares which may be purchased upon exercise of currently exercisable options and warrants.
(8) Includes 15,833 shares which may be purchased upon exercise of currently exercisable options.
(9) Includes 102,666 shares which may be purchased upon exercise of currently exercisable options.


                              ELECTION OF DIRECTORS

                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

         The Bylaws of the Company provide that the number of directors shall not be less than the minimum required by law and that in accordance with such requirement the number of directors to be elected for the ensuing year shall be determined by the shareholders at each annual meeting. Ronald V. Kelly, currently a member of the Board, has indicated he does not wish to stand for re-election. The Board of Directors recommends that the number of directors be set at four (4). Under applicable Minnesota law, approval of the proposal to set the number of directors at four, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

         The following table provides certain information with respect to the nominees for director.



                                          CURRENT
                                        POSITION(S)                                                           DIRECTOR
NAME OF NOMINEE               AGE      WITH COMPANY        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS       SINCE
---------------               ---      ------------        ----------------------------------------------       -----

    Steven Lose               42         Director       Strategic Business Analyst with Silicon Graphics,       1997
                                                        Inc.(  computer manufacturer) since April 1999.
                                                        Director of North American  Sales of Scitex Digital
                                                        Video, Inc. (a video equipment  manufacturer) from
                                                        April 1995 to April 1999. Regional Sales Manager of
                                                        Accom, Inc. (a video equipment manufacturer) from
                                                        March 1992 to April 1995.

    John C. McGrath           43         Director       Chief Operating Officer of Cutters, Inc. (a             1996
                                                        nationally recognized post production and design
                                                        facility) since October 1997 and from January 1990
                                                        to November 1996. Chairman of the Board of the
                                                        Company from October 1997 to October 1998, and
                                                        President and Chief Executive Officer from November
                                                        1996 to October 1997.

    Gerald W. Simonson        71         Director       Venture capital investor since June 1978; President     1976
                                                        and Chief Executive Officer of Omnetics Connector
                                                        Corporation (manufacturer of microminiature
                                                        connectors) since March 1991. Also currently a
                                                        director of The Chromaline Corporation.

      Dean Bachelor            52        Director       Founder and managing partner at the Platinum Group,     2000
                                                        a Twin Cities based  management and merchant banking
                                                        firm, 1981 to present.  Also has served as CEO of
                                                        numerous firms and adjunct faculty member at several
                                                        colleges.


COMMITTEE AND BOARD MEETINGS

         The Company's Board of Directors has an Audit Committee, which reviews with the Company's independent auditors, the annual financial statements and the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The Audit Committee's members are Mr. Kelly, Mr. Simonson and Mr. McGrath. The Audit Committee met four times during fiscal 2001.

         The Board also has a Compensation Committee currently consisting of all outside Board members. The Committee reviews and recommends the compensation to be paid to the Company's officers. During fiscal 2001, the Compensation Committee met once. The Board does not have a nominating committee.

The Company's Board of Directors held five meetings during fiscal 2001. Each incumbent director attended seventy-five percent or more of the total number of meetings of the Board and of Committee(s) of which he or she was a member.

DIRECTORS FEES

         Each director who is not an employee of the Company is entitled to receive $200 for each Board of Directors or Committee meeting attended by him or her, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he or she serves as a director. No payments were made to directors during fiscal 2001.

CERTAIN TRANSACTIONS

         In order to facilitate restructure of the Company's bank line and to provide funding for operations, in July 1996 and February 1997 the Board authorized the issuance of $562,500 of 10.5% Subordinated Notes with a Warrant to each investor to purchase, at $2.50 per share, a number of shares of Common Stock of the Company equal to the principal amount of such investor's Note divided by the Warrant exercise price. Certain directors or former directors of the Company (including current directors Ronald Kelly and Gerald Simonson) purchased $412,500 of the Notes in July 1996 and $150,000 of the Notes in February 1997. In June 1999 the Company restructured the principal and interest payment terms of the Notes to provide for payment of interest quarterly commencing October 31, 1999 and payment of principal in five equal annual installments commencing July 31, 2000.

         The Company has a management services agreement with The Platinum Group ("Platinum"), under which Dean Bachelor and Ken Ritterspach (both partners in Platinum) have assumed the roles of Chairman/CEO and President/COO, respectively. In addition, other members of Platinum perform project work as needed. The intent of the engagement (which is on an interim, indefinite basis) is to provide the company with day-to-day senior leadership. Either party may terminate the agreement at any time. Compensation is a combination of a retainer ($20,000 per month) and reimbursement for out-of-town travel expenses.



                             AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

         In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, as filed with the Securities and Exchange Commission.


                  MEMBERS OF THE FISCAL 2001 AUDIT COMMITTEE:
                                 Ronald V. Kelly
                                 John C. McGrath
                                 Gerald W. Simonson


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation for the Company's last three fiscal years of persons serving as CEO in fiscal 2001 and to Michael Smith and Nancy Reid, the only other executive officers whose total salary and bonus for fiscal 2001 exceeded $100,000.



                                    ANNUAL COMPENSATION             LONG TERM COMPENSATION
                               ------------------------------- ---------------------------------
                                                                      AWARDS           PAYOUTS
                                                               ---------------------- ----------
                                                               RESTRICTED               LTIP       ALL OTHER
      NAME AND        FISCAL   SALARY(1)    BONUS                STOCK       OPTIONS/  PAYOUTS   COMPENSATION
 PRINCIPAL POSITION    YEAR       $           $      OTHER       AWARDS       SARS#       $           $(2)
 ------------------    ----    ---------    ------   -----       ------       -----    -------     ---------

Dean Bachelor, CEO    2001          (3)                (3)

Phillip A. Staden     2001     144,714     21,716       0         None        None       None      178,119(5)
Former President,     2000     165,384(4)  19,180       0         None       30,000      None        3,834
CEO and CFO           1999     152,750        0         0         None       20,000      None        3,654


Michael D. Smith      2001     126,207     23,123       0         None        None       None        3,737
VP of Programming     2000     120,000     22,772       0         None       17,500      None        1,525
                      1999     120,000     21,774       0         None       15,000      None        1,413

Nancy L. Reid         2001     96,875         0         0         None        None       None        2,597
VP of Sales & Mktg    2000     97,620       7,000       0         None       17,500      None        2,218
                      1999     99,267       3,000       0         None        None       None        2,476





(1) Amounts under "Salary" also include the executive's salary deferral contributions to the Company's 401(k) profit sharing plan.

(2) Amounts reflect Company contributions to the Company's 401(k) profit sharing plan.

(3) The management services of Mr. Bachelor were provided through the Company's management agreement with The Platinum Group. Mr. Bachelor did not receive direct compensation from the Company.

(4) Included in Mr. Staden's salary was a one-time payout, at 70% of value, of $5,192 for earned vacation.

(5) Included in Mr. Staden's other compensation were amounts reflecting Company contributions to the Company's 401(k) profit sharing plan in the amount of $4,097 and amounts paid or payable as a severance payout (see "Employment Contracts" below).


 OPTION/SAR GRANTS DURING 2001 FISCAL YEAR

         No options were granted in fiscal 2001.

OPTION/SAR EXERCISES DURING FISCAL 2001
 AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table provides certain information regarding the exercise of stock options during fiscal 2001 by the officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options held by such officers.


                         NUMBER OF                                                         VALUE OF UNEXERCISED
                          SHARES          VALUE      NUMBER OF UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT FISCAL
                         ACQUIRED       REALIZED          AT FISCAL YEAR END                   YEAR END ($)
        NAME            ON EXERCISE        ($)       (EXERCISABLE/UNEXERCISABLE)      EXERCISABLE/UNEXERCISABLE(1)
        ----            -----------    -----------   ----------------------------     ----------------------------

Dean Bachelor                0                0             6,000                 0          1,313                  0
Nancy L. Reid                0                0            20,833            11,667          3,281              6,563
Michael D. Smith             0                0            15,833            16,667         10,256             10,051
Phillip A. Staden            0                0            83,332            16,668         21,000              9,825


(1) Market value of underlying securities at March 31, 2001 ($1.125 ) minus the exercise price.

EMPLOYMENT CONTRACTS

         The Company previously had an employment agreement with Phillip A. Staden, who served as the Company's President and Chief Executive Officer. Pursuant to a severance agreement entered into at the time of Mr. Staden's termination of employment with the Company, the Company agreed to pay to Mr. Staden severance and related payments that total approximately $174,000. The parties agreed to mutually release each other from all claims and Mr. Staden agreed to certain noncompete provisions for one year.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 2001, all Section 16(a) filing requirements applicable to Insiders were complied with, except that Dean Bachelor was late filing Form 4 to report one transaction.

                              INDEPENDENT AUDITORS

         Boulay, Heutmaker, Zibell & Co. PLLP has acted as the Company's independent auditors for the fiscal year ended March 31 2001. A representative of Boulay, Heutmaker, Zibell & Co. PLLP is expected to be present at the Annual Meeting of Shareholders. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed by Boulay, Heutmaker, Zibell & Co. PLLP for professional services rendered in connection with the audit of the Company's annual financial statements for fiscal 2001 and reviews of the financial statements included in the Company's Forms 10-QSB for fiscal 2001 were $49,176.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Boulay, Heutmaker, Zibell & Co. PLLP did not bill any fees for financial information systems design and implementation services rendered to the Company during fiscal 2001.

         ALL OTHER FEES. The aggregate fees billed by Boulay, Heutmaker, Zibell & Co. PLLP for all other non-audit services rendered to the Company during fiscal 2001 were $13,790.

         The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Boulay, Heutmaker, Zibell & Co. PLLP's independence and has determined that such services have not adversely affected Boulay, Heutmaker, Zibell & Co. PLLP's independence.


                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the 2001 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgement.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 annual meeting must be received by the Company by April 1, 2002, to be includable in the Company's proxy statement and related proxy for the 2002 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2002 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after June 14, 2002, then management named in the Company's proxy form for the 2002 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2001 including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2001 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, BROADVIEW MEDIA, INC., 4455 WEST 77TH STREET, MINNEAPOLIS, MINNESOTA 55435.

Dated:  July 30, 2001
Minneapolis, Minnesota

                                   APPENDIX A


                              Broadview Media, Inc.
                    Audit Committee of the Board of Directors
                             Audit Committee Charter


Organization

This charter governs the audit committee of the Board of Directors of Broadview Media, Inc. The audit committee shall be composed of a minimum of two directors, a majority of whom are independent of the management of the corporation and are free of any relationship that would disqualify such director from being an "independent director" within the meaning of Rule 4200 of the NASD Manual or which, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Policy Statement

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In doing so, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out its responsibilities, the audit committee will:

     a) Review and recommend to the Directors on an annual basis, the independent auditors to be selected to audit the financial statements of the corporation.

     b) Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion there of review such audit, including any comments and recommendations of the independent auditors. As part of the proposed audit, the committee will review the range of the cost of the audit for the services to be performed by the independent auditors.

     c) Review with management and the independent auditors, the annual and interim financial statements, including the Form 10-KSB.

     d) Review policies and procedures with respect to officers' expenses accounts and prerequisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor.

     e)   Review the adequacy of the Company's systems of internal control

     f) Provide an independent, direct communication between the Board of Directors and the independent auditors.

     g) Review the terms of proposed engagements of the independent auditors relating to services to the Company (other than those services rendered in respect of the audit or review of the Company's annual or quarterly financial statements) prior to such engagements.

     h) Consider whether the provision of the services by the independent auditors (other than those services rendered in respect of the audit or review of the Company's annual or quarterly financial statements) is compatible with maintaining the independent auditor's independence.

     i) Report committee actions to the Board of Directors with any recommendations the committee may deem appropriate.

     j) The committee shall meet as frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     k) The committee shall maintain minutes or other records of meetings and activities of the audit committee.

     l) Review the powers of the audit committee annually and report to the Board of Directors any recommendations of changes to their responsibilities.

     m) The committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 29, 2001.

The undersigned hereby appoints Dean Bachelor, Ron Kelly, Steve Lose, John McGrath and Gerald Simonson or any one of them acting in the absence of others, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Stockholders of Broadview Media, Inc., a Minnesota corporation (the "Company"), to be held on Wednesday, August 29, 2001 at 1:00 p.m., and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company standing in the name of the undersigned on July 23, 2001, with all of the powers the undersigned would possess if personally present at such meeting.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)



                                                                     SEE REVERSE
                                                                        SIDE

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                             BROADVIEW MEDIA, INC.


                                AUGUST 29, 2001





A  [x] PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE


 1. Election of        FOR          WITHHELD
    Directors          [ ]            [ ]


 NOMINEES: Dean Bachelor
           Steve Lose
           John McGrath
           Gerald Simonson

  For, except vote withheld from the following nominee(s):

________________________________________________


                                                   FOR      AGAINST     ABSTAIN
2. Set the number of directors at four (4).        [ ]        [ ]          [ ]

Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.


SIGNATURE(S)______________________________ DATE___________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.